UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2006

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

Please find Intermec Inc.’s (the “Company”) June 2006 Bear Stearns Technology Conference Presentation attached as Exhibit 99.1. This Current Report on Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

Statements in the exhibit hereto that express the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future, are forward-looking statements.  The Company’s business is subject to a number of risk factors that could negatively affect its results from business operations or cause actual results to differ materially from those projected or indicated in any forward looking statement.

A more complete description of what the Company considers to be forward looking statements and risk factors related to the Company’s business is contained in the Company’s press releases and in its SEC filings, including the report on Form 10-K for the year ended December 31, 2005, filed March 16, 2006, its report on Form 10-Q filed May 12, 2006, and any subsequent reports on Form 10-Q. Copies of these filings may be obtained by contacting the Company or the SEC.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
99.1	Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: June 13, 2006	By:	/s/ Fredric B. Anderson
Fredric B. Anderson
Vice President, Controller and
Acting Chief Financial Officer